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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
               OF FACTUAL DATA CORP. PURSUANT TO 18 U.S.C. SECTION 1350

    I, J.H. Donnan, certify that:

    In connection with the Quarterly Report on Form 10-Q of Factual Data Corp. (the "COMPANY") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, J.H. Donnan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                /s/ J.H. Donnan
                                                --------------------------------
                                                Name: J.H. Donnan
                                                Title: Chief Executive Officer
                                                Date: November 11, 2002